EXHIBIT 21


               SUBSIDIARIES OF THE DOW CHEMICAL COMPANY

                                                    Location of         Percent
                                                    Incorporation      Ownership
                                                    or Organization*

The Dow Chemical Company:                               Delaware
  Admiral Equipment Co.                                 Delaware           100
  Admiral Equipment Japan Ltd. (Admiral Nihon K.K.)     Japan              100
  Arabian Chemical Company Limited (1)                  Saudi Arabia        50
  Arabian Chemical Company (Latex) Limited (1)          Saudi Arabia        50
  Boride Products, Inc.                                 Michigan           100
  DC Partnership Management Inc.                        Delaware           100
     DowBrands L.P. (9)                                 Delaware             1
  DCOMCO, Inc.                                          Delaware           100
  DCU/LB Trust (1)                                      California          50
  DVCA-21 Holding, C.A.                                 Venezuela          100
     Dow Venezuela, C.A.                                Venezuela          100
       CV Services Ltd.                                 Cayman Islands     100
  Destec Energy, Inc.                                   Delaware            76
     Destec Europe S.A.                                 France             100
     Destec Holdings, Inc.                              Delaware           100
     Destec Ventures, Inc.                              Delaware           100
     Louisiana Gasification Technology, Inc.            Delaware           100
  Dexco Polymers (1)                                    Texas               50
  Diamond Capital Management Inc.                       Delaware           100
  Diamond Technology Partnership Company (10)           Delaware            88
     Chemtech Royalty Associates, L.P. (11)             Delaware            81
       Chemtech Portfolio Inc.                          Texas              100
     Ifco Inc.                                          Delaware           100
  Dow Environmental Inc.                                Delaware           100
  Dow America Latina S.A.                               Uruguay            100
  Dow Austria Ges. mbH                                  Austria            100
  Dow Centroamerica S.A.                                Costa Rica         100
  Dow Chemical (Australia) Limited                      Australia          100
     Dow Australia Superannuation Fund A Pty Ltd        Australia          100
     Dow Australia Superannuation Fund B Pty Ltd        Australia          100
  Dow Chemical Canada Inc.                              Canada             100
     Dow Capital B.V.                                   Netherlands        100
     Dow International Financial Services               Ireland            100
       Dow Capital Public Limited Company               Ireland            100
     Dow International Service Center, N.V.             Belgium            100
     Dow Pipeline Ltd.                                  Canada             100
     DowBrands Canada Inc.                              Canada             100
     Fort Saskatchewan Ethylene Storage
      Limited Partnership (1)                           Canada              50
     H-D Tech Inc. (1)                                  Canada              50
  Dow Chemical (China) Ltd.                             Delaware           100
  Dow Chemical Company Limited                          United Kingdom     100
     Cromarty Petroleum Company Limited (1)             United Kingdom      50
  Dow Chemical Delaware Corp.                           Delaware           100
  Dow Chemical (Hong Kong) Limited                      Hong Kong          100
  Dow Chemical International Inc. (Panama)              Panama             100

*Primary location of organization is reported for partnerships.

                                                    Location of         Percent
                                                    Incorporation      Ownership
                                                    or Organization*

  Dow Chemical International Ltd.                       Delaware           100
     Dow Chemical Thailand Limited                      Thailand           100
     Dow Europe Holding N.V. (12)                       Netherlands          3
       Dow Belgium                                      Belgium            100
       Dow Benelux N.V.                                 Netherlands        100
          DowBrands B.V.                                Netherlands        100
          Polyol Belgium N.V.                           Belgium              1
          Rofan Automation and Information Systems B.V. Netherlands        100
       Dow Chemical Iberica S.A.                        Spain               99
          DowBrands Espanola S.A.                       Spain              100
          Transformadora De Estileno S.A. (1)           Spain               50
       Dow Danmark A/S                                  Denmark            100
       Dow France S.A.                                  France             100
          DowBrands  SA                                 France             100
       Dow Norge A/S                                    Norway             100
       Dow Suomi OY                                     Finland            100
       Dow Sverige AB                                   Sweden             100
       Polyol International B.V.                        Netherlands        100
          Polyol Belgium N.V.                           Belgium             99
     Dow Portugal, Productos Quimicos, Lda. (8)         Portugal            26
     Petroquimica-Dow S.A. (Petrodow)                   Chile               70
  Dow Chemical Japan Limited (17)                       Japan               88
  Dow Chemical Korea Limited                            Korea              100
  Dow Chemical (NZ) Limited                             New Zealand        100
  Dow Chemical Pacific Limited                          Hong Kong          100
     Ulsan Pacific Chemical Corporation                 Korea               80
  Dow Chemical (Singapore) Private Limited              Singapore          100
  Dow Chemical Taiwan Ltd.                              Taiwan             100
  Dow Credit Corporation                                Delaware           100
  Dow Deutschland Inc.                                  Delaware/Germany   100
     Dow Chemical Inter-American Limited                Delaware           100
       Dow Quimica de Colombia S.A. (6)                 Colombia            10
     Dow Deutschland Anlagengesellschaft mbH            Germany            100
     Dow Hungary Chemicals Limited Liability Company    Hungary            100
     Dow Turkiye A.S. (3)                               Turkey              40
     DowBrands GmbH                                     Germany            100
     Epoxital S.R.L. (1)                                Italy               50
     Safechem Umwelt Service GmbH                       Germany             51
  Dow Engineering Company                               Delaware           100
     Dow Engineering, Inc.                              Michigan           100
  Dow Europe Holding N.V. (12)                          Netherland          97
  Dow Europe S.A.                                       Switzerland        100
     Chemtech Royalty Associates, L.P. (11)             Delaware             1
     Dow Export S.A.                                    Switzerland        100
     Dow Turkiye A.S. (3)                               Turkey               1
  Dow Factoring Company S.A.                            Switzerland        100
  Dow Financial Holdings Inc.                           Delaware           100
     DowBrands L.P. (9)                                 Delaware            38
     Dow Holdings Inc.                                  Delaware           100
       Dow Corning Corporation (1)                      Michigan            50
       Marion Merrell Dow Inc. (7)                      Delaware            27
  Dow Hellas A.E.                                       Greece             100
  Dow Hydrocarbons and Resources Inc.                   Delaware           100
     Cayuse Pipeline, Inc.                              Texas              100

                                                    Location of         Percent
                                                    Incorporation      Ownership
                                                    or Organization*

     Dow Intrastate Gas Company                         Louisiana          100
     Dow Pipeline Company                               Texas              100
     Midland Pipeline Corp.                             Delaware           100
       Fort Saskatchewan Ethylene Storage
        Corporation (1)                                 Canada              50
     Promix System                                      Louisiana           88
  Dow International B.V.                                Netherlands        100
  Dow Italia S.p.A.                                     Italy              100
     First Chemical Factoring SpA                       Italy              100
  Dow Kakoh Kabushiki Kaisha                            Japan               65
  Dow Chemical Kasei Limited (1)                        Japan               50
  Dow Portugal, Productos Quimicos, Lda. (8)            Portugal            74
  Dow Quimica Argentina S.A. (13)                       Argentina           55
  Dow Quimica Chilena S.A.                              Chile              100
     Anticorrosivos Industriales Limitada (1)           Chile               50
  Dow Quimica de Colombia S.A. (6)                      Colombia            90
  Dow Quimica Mexicana S.A. de C.V.                     Mexico             100
  Dow Quimica S.A.                                      Brazil             100
     Dow Produtos Quimicos Ltda.                        Brazil             100
       Mineracao e Quimica do Nordeste S.A.             Brazil             100
          Merrell Lepetit Farmaceutica e Industrial
           Ltda. (2)                                    Brazil              14
            Spuma-Pac Industria e Comercio de
             Embalagens e Participacoes Ltda.           Brazil             100
     Keytil Sociedad Anonima                            Uruguay            100
     Merrell Lepetit Farmaceutica e Industrial
      Ltda. (2)                                         Brazil              86
  Dow Services Singapore Pte Ltd.                       Singapore          100
     Dow Financial Holdings Singapore Pte Ltd.          Singapore          100
  Dow Trading S.A.                                      Switzerland        100
  Dow Turkiye A.S. (3)                                  Turkey              59
  Dow-United Technologies Composite Products, Inc. (1)  Delaware            50
  DowBrands Inc.                                        Delaware           100
     DowBrands L.P. (9)                                 Delaware            31
  El Dorado Terminals Company (1)                       New Jersey          50
  Essex Chemical Corporation                            New Jersey         100
     Pioneer Pharmaceuticals, Inc.                      New Jersey         100
  Essex Specialty Products, Inc.                        New Jersey         100
     Diamond Technology Partnership Company (10)        Delaware            12
     Essex Specialty Products, Inc., Canada             Canada             100
     Expandite-Essex Pty. Limited (1)                   Australia           50
     Gurit-Essex A.G. (1)                               Switzerland         50
  Etoxilados del Plata S.A.                             Argentina          100
  FilmTec Corporation                                   Delaware           100
  Great Western Pipeline Company, Inc.                  California         100
  HD Polyurethane Company (1)                           Korea               50
  Joliet Marine Terminal Trust Estate (1)               Illinois            50
  Latin American Pharmaceuticals, Inc.                  Delaware           100
     Dow Quimica Argentina S.A. (13)                    Argentina           45
     Laboratorios Lepetit de Mexico, S.A. de C.V.       Mexico             100
     Lepetit International Inc.                         Panama             100
  Liana Limited                                         Delaware           100
     Dorinco Reinsurance Company                        Michigan           100
     Dorintal Reinsurance Limited                       Bermuda            100
     Timber Insurance Limited                           Bermuda            100

                                                    Location of         Percent
                                                    Incorporation      Ownership
                                                    or Organization*

  Marion Merrell Dow Inc. (7)                           Delaware            24
     Blue Ridge Laboratories, Inc.                      Delaware           100
     Marion & Company                                   Delaware           100
     Marion Merrell Dow Canada Health
      Management Inc. (4)                               Canada              71
       Clinidata Inc.                                   Canada             100
       Marion Merrell Dow Canada Inc.                   Canada             100
          Marion Merrell Dow International
           Finance Company (16)                         Ireland             10
          Marion Merrell Dow Internacional Servicos
           de Gestao, Lda (14)                          Portugal            50
          Canada Pharmacal Co. Limited                  Canada             100
          J.C.P. Laboratories Inc.                      Canada             100
       Marion Merrell Dow Canada Research Inc.          Canada             100
          Marion Merrell Dow International Finance
           Company (16)                                 Ireland             90
       Marion Merrell Dow Canada Services, Inc          Canada             100
     Marion Merrell Dow Intercontinental Ltd.           Delaware           100
     Marion Merrell Dow Korea                           Korea              100
     Marisub, Inc.                                      Delaware           100
       The Rugby Group Inc.                             New York           100
          Chelsea Laboratories Inc.                     New York           100
            Chelsea Labs Caribe                         Delaware           100
     Marisub V, Inc. (15)                               Delaware            83
       Carderm Capital L.P. (18)                        Delaware            84
          Carderm Investments Inc.                      Delaware           100
       TWFC, Inc.                                       Bermuda            100
     Marisub VII, Inc.                                  Delaware           100
     Merrell Dow Pharmaceuticals Inc.                   Delaware           100
       Biochimica Del Salento S.p.A.                    Italy              100
          Marion Merrell Dow Internacional Servicos
           de Gestao, Lda (14)                          Portugal            50
       Gruppo Lepetit S.p.A.                            Italy              100
          Gruppo Lepetit Trading Srl                    Italy              100
          Hammer Pharma S.p.A.                          Italy              100
       Marion Merrell Dow Australia Pty. Limited        Australia          100
       Marion Merrell Dow Consumer Products Inc.        Delaware           100
       Marion Merrell Dow (Europe) A.G.                 Switzerland        100
          Carderm Capital L.P. (18)                     Delaware             1
       Marion Merrell Dow Canada Health
        Management Inc. (4)                             Canada              29
       Marion Merrell Dow GmbH                          Germany            100
          Henning Berlin GmbH (Berlin)                  Germany            100
            Dynopharm GmbH Pharmaceutica                Germany            100
       Marion Merrell Dow K.K.                          Japan               99
          Kopharm Inc.                                  California         100
       Marion Merrell Dow Limited                       United Kingdom     100
       Marion Merrell Dow (N.Z.) Limited                New Zealand        100
       Marion Merrell Dow N.V./S.A.                     Belgium            100
       Marion Merrell Dow Puerto Rico Inc.              Puerto Rico        100
       Marion Merrell Dow S.A.                          France             100
          Marion Merrell Dow et Cie (SNC)               France             100
       Marion Merrell Dow S.A.                          Spain              100
       Marion Merrell Dow Sociedade Quimica, S.A.       Portugal           100
       Marisub FSC, Inc.                                Barbados           100
       Marisub V, Inc. (15)                             Delaware            17
     Selectide Corporation                              Delaware           100

                                                    Location of         Percent
                                                    Incorporation      Ownership
                                                    or Organization*

  P.T. Dow Polymers Indonesia                           Indonesia           80
  P.T. Pacific Indomas Plastic Indonesia (1)            Indonesia           50
  Primera-Industria e Comercio Ltda.                    Brazil             100
  Productos Quimicos Peruanos S.A.                      Peru               100
  RH Acquisition Corp.                                  Delaware           100
     Marion Merrell Dow Inc. (7)                        Delaware            21
  Rofan Services Inc.                                   Delaware           100
     Airco Generon Systems LP (1)                       Delaware            50
     DH Compounding Company (1)                         Delaware            50
     DowElanco                                          Indiana             60
       Dintec Agrichemicals                             Indiana             66
       DowElanco Agricultural Products Limited          Mauritius          100
       DowElanco China Ltd.                             Delaware           100
       DowElanco International Ltd.                     Delaware           100
          DowElanco (Thailand) Ltd.                     Thailand           100
       United AgriSeeds, Inc.                           Delaware           100
     DowElanco B.V.                                     Netherlands         60
       Dintec Agroquimica Produtos Quimicos Lda         Portugal            66
       Dow Chemical Japan Limited (17)                  Japan               12
       DowElanco Argentina S.A.                         Argentina          100
       DowElanco Australia Limited                      Australia          100
       DowElanco Canada Inc.                            Canada             100
       DowElanco Chile S.A.                             Chile              100
       DowElanco Danmark A/S                            Denmark            100
       DowElanco de Colombia S.A.                       Colombia           100
       DowElanco Export S.A.                            France             100
       DowElanco GmbH                                   Germany            100
       DowElanco Iberica S.A.                           Spain              100
       DowElanco Industrial Ltda.                       Brazil             100
       DowElanco Italia S.r.L.                          Italy              100
       DowElanco Limited                                United Kingdom     100
       DowElanco (Malaysia) Sdn Bhd                     Malaysia           100
       DowElanco Mexicana, S.A. de C.V.                 Mexico             100
       DowElanco (NZ) Limited                           New Zealand        100
       DowElanco Pflanzenschutzmittel Vertriebs
        G.m.b.H.                                        Austria            100
       DowElanco Pacific Limited                        Hong Kong          100
       DowElanco S.A.                                   France             100
       DowElanco Sverige AB                             Sweden             100
       DowElanco Taiwan Ltd.                            Taiwan             100
       DowElanco Tarim A.S.                             Turkey             100
       DowElanco Uruguay SA                             Uruguay            100
       DowElanco Venezuela, C.A.                        Venezuela          100
       P.T. Pacific Chemicals Indonesia                 Indonesia          100
     Generon Systems (1)                                Delaware            50
     Generon Systems A.G. (1)                           Switzerland         50
     Generon Systems Inc.                               Delaware           100
  Styron Asia Limited (1)                               Hong Kong           50
  Sumitomo Dow Limited (1)                              Japan               50
  Tecnica Petroquimica de Centro America S.A.           Guatemala          100
  The Cynara Company (5)                                Texas               90
  Zhejiang Pacific Chemical Corporation (1)             China               50

(1) Separate financial statements for these companies have been omitted because of the absence of the conditions under which they are required.
(2) Dow Quimica S.A. effective ownership of this company is 100%, 86% of which is held by Dow Quimica S.A. and 14% of which is held by Mineracao e Quimica do Nordeste S.A.
(3) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 59%, Dow Deutschland Inc. owns 40% and Dow (Europe) S.A. owns 1%.
(4) The Marion Merrell Dow Inc. effective ownership of this company is 100%, of which Marion Merrell Dow Inc.directly owns 71.4% and Merrell Dow Pharmaceuticals Inc. owns 28.6%.
(5)     The Cynara Company is a Texas limited partnership of which The
        Dow Chemical Company is the sole general partner.
(6) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 90% and Dow
        Chemical Inter-American Limited owns 10%.
(7) The Dow Chemical Company effective ownership of this company is 71.15% of which The Dow Chemical Company owns 23.83%, RH Acquisition Corp. owns 20.22% and Dow Holdings, Inc. owns 27.10%.
(8) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 74% and Dow Chemical International Ltd. owns 26%.
(9) The Dow Chemical Company effective ownership of this company is 68.98% of which DowBrands Inc. owns 31.02%, Dow Financial Holdings Inc. owns 37.92% and DC Partnership Management Inc. owns .04%.
(10) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 88.4848% and Essex Specialty Products owns 11.5152%.
(11) The Dow Chemical Company effective ownership of this company is 82.1627% of which Diamond Technology Partnership Company owns
        81.0972%, and Dow (Europe) S.A. owns 1.0655%.
(12) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 96.77% and Dow Chemical International Ltd. owns 3.23%.
(13) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 54.75% and Latin American Pharaceuticals, Inc. owns 45.25%.
(14) The Marion Merrell Dow Inc. effective ownership of this company is 100%, of which Biochimica Del Salento S.p.A.owns 50% and Marion Merrell Dow Canada, Inc. owns 50%.
(15) The Marion Merrell Dow Inc. effective ownership of this company is 100%, of which Marion Merrell Dow Inc. owns 82.60% and Merrell Dow Pharmaceuticals Inc. owns 17.40%.
(16) The Marion Merrell Dow Inc. effective ownership of this company is 100%, of which Marion Merrell Dow Canada Inc. owns 10% and Marion Merrell Dow Canada Research Inc. owns 90%.
(17) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 87.5% and DowElanco B.V. owns 12.5%.
(18) The Marion Merrell Dow Inc. effective ownership of this company is 85.5%, of which Marisub V, Inc. owns 84.5% and Marion Merrell Dow (Europe) A.G. owns 1%.